united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jen Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 5/31/22

Item 1. Reports to Stockholders.

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Moerus Worldwide Value Fund

Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Semi-Annual Report
May 31, 2022

1-844-663-7871
www.moerusfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC
Member FINRA

Moerus Worldwide Value Fund Semi-Annual Shareholder Letter: Six Months Ended May 31, 2022

Dear Fellow Investors:

We hope this Semi-Annual Shareholder Letter finds you and your families well. We are writing to update you on recent developments regarding the Moerus Worldwide Value Fund (the “Fund”) over the six months ended May 31, 2022. In this Letter, we will discuss the Fund’s performance, notable investment activity thus far in 2022, our thoughts on inflation and how it has related to the Fund’s evolution and positioning, and our outlook looking forward.

We thank you very much for your support, and, as always, we welcome any feedback that you might have.

Fund Performance (as of May 31, 2022)*

			Since Inception**
Fund/Index	6-Months	1-year	Cumulative	Annualized
Moerus Worldwide Value Fund - Class N	16.12%	6.01%	39.72%	5.73%
Moerus Worldwide Value Fund - Institutional Class	16.25%	6.24%	41.73%	5.99%
MSCI AC World Index Net (USD) ***	-9.35%	-6.78%	80.86%	10.38%

*	Performance data quoted is historical and is net of fees and expenses. **Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid-cap representation across 23 Developed Market and 24 Emerging Market countries. With 2,933 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moerusfunds.com for most recent month end performance.

Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March, 31, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

With regard to the table above, as always, please note that the Fund’s performance data is noted simply for informational purposes for our fellow investors. The Fund seeks to invest with a long- term time horizon of five years or more, and it is not managed with any short- term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long- term capital appreciation, and we manage the Fund with the goal of achieving attractive risk- adjusted performance over the long term. Our investment approach is predicated upon taking a long-term view and striving to take advantage of near -term uncertainty by investing in depressed and/or unpopular businesses and assets at attractive

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prices. Short-term market or index performance, therefore, is never a primary focus for us, except insofar as it may offer us longer-term investment opportunities.

With that said, purely for comparison purposes, we will briefly highlight the noteworthy factors driving short-term performance during the period under review. The Fund’s Institutional Class returned +16.25% during the First Half of its Fiscal 20221. By comparison, the Fund’s benchmark, the MSCI All- Country World Index Net (“MSCI ACWI (Net)”) returned -9.35% during the same period2. During the six months ended May 31, 2022, against a darkening general market backdrop that saw most corners of global markets decline during the period, the Fund performed well on an absolute basis and meaningfully outperformed the MSCI ACWI on a relative basis. We will first briefly discuss the market environment, before discussing the drivers of Fund performance during the First Half.

Market Review – First Half 2022

Needless to say, it was a challenging period on many fronts for global markets. The First Half of 2022 began with the market turning its attention back to inflation and potentially higher interest rates after Omicron variant- related fears that had arisen late in 2021 moderated in the U.S. and some other geographies. Then in late February 2022, markets were jolted by the Russian invasion of Ukraine – an event that many had previously considered an unlikely, “worst-case scenario” as tensions were rising in the preceding weeks. The Russian invasion sparked an enormous human and humanitarian catastrophe, and it also created a great deal of uncertainty across financial markets, which were left scrambling to assess risk exposures and the potential fallout and spillover effects.

In the months that followed, markets were confronted by numerous sources of uncertainty. In the U.S., persistently high recent inflation readings – exacerbated meaningfully by the crisis in Ukraine – provoked interest rate hikes as well as a much more hawkish tone from the Federal Reserve, and increased market expectations of a contraction in the Fed’s balance sheet. In Europe, Russia’s war on Ukraine raged on as early hopes for a negotiated peace agreement or ceasefire faded, resulting in increased fears of a more protracted, drawn- out conflict. In China, the government responded to the spread of the Omicron variant with very aggressive COVID-suppression policies that included draconian lockdowns in Shanghai and elsewhere, which have weighed on economic activity and have exacerbated an already tenuous global supply chain situation. This combination of factors has led to heightened fears of a global economic slowdown, while inflation remains stubborn amid continued supply-side challenges.

In short, the First Half 2022 was a difficult period, with most areas of global markets declining, including the U.S. (S&P 500 Index: -8.86%; NASDAQ Composite: -21.94%) and International markets (MSCI ACWI ex-USA: - 7.05%), both Developed and Emerging (MSCI Emerging Markets Index: -10.11%). Rising yields and interest rate expectations seemed to weigh most heavily on higher -priced, longer -duration Growth and Technology stocks, which (in general) meaningfully underperformed Value stocks in the First Half (MSCI ACWI Growth Index: -19.93%; MSCI ACWI Value Index: +1.86%).

[1]	Please note that “First Half” or “H1” refers to the first half of the Fund’s 2022 Fiscal Year, or the six months ended May 31, 2022.

[2]	Source for Index returns: Bloomberg.

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First Half 2022 Performance Drivers

Yet, as noted above, despite this challenging general backdrop that saw most corners of global markets decline for the period, the Fund performed well in both an absolute sense and relative sense, returning +16.25% during the First Half; by comparison, MSCI ACWI returned -9.35%. Although the events in Ukraine and their spillover effects (e.g., higher oil & gas prices and inflation) weighed on some components of the Fund (including some of our holdings in India and Continental Europe), those declines were more than offset by gains in other areas, including Natural Resources (Energy, Agriculture and Mining Services) and the Fund’s Latin American holdings.

The Fund’s performance during the First Half could be explained (albeit simplistically) by what we have, and what we have not, done in constructing the portfolio. Starting with the latter, we have often argued that the stock prices of many of the most popular names in the broader market had run well ahead of underlying fundamentals and even lofty expectations for the future. We avoided such segments of the market due to what we saw as excessive levels of long-term “price risk” (due to overextended valuations). Yet for much of the six years since the Fund’s inception, this decision weighed on relative performance, as many stocks (including leading index constituents) that we saw as expensive got even more expensive, outperforming the Fund’s out-of-favor holdings. But in the First Half of 2022, fears of inflation and the potential for interest rate hikes began to pressure markets in general, but especially some of those most expensive, popular pockets of the market (e.g., Technology) that we have avoided in the Fund.

On the other hand, many of what we believed to be the most attractively valued opportunities that we have found in recent years tended to reside in long- unpopular areas, starved of investor capital, with battle scars (and discounted valuations, in our view) to show for it. They include real, tangible asset - centric areas such as Natural Resources – a group long taken for granted, though that could potentially be changing in an inflationary world – as well as geographies like Latin America, a resource-rich region that had suffered through a long downturn that was further exacerbated by the pandemic. During the First Half, these same areas performed quite well in otherwise rocky waters, as evidenced by leading contributions to Fund performance coming from our Energy-related and Latin American holdings during the period.

While the Fund’s strong performance during the First Half was the result of meaningful appreciation from a majority of holdings, we will discuss the most notable themes and drivers of performance, among others, below. However, as long-term investors, we are much more focused on fundamentals, company-specific developments and the longer- term investment cases supporting the Fund’s investments – which, importantly, remain quite encouraging, in our opinion.

Energy-Related Holdings

By far, the most material contributor by sector to the Fund’s performance during the First Half was our Energy-related (most notably, Oil & Gas - related) holdings. This was driven primarily by strong appreciation from Tidewater and International Petroleum Corporation, the largest and second-largest overall contributors to Fund performance, respectively, during the period.

Shares of Tidewater, a U.S.-based provider of offshore supply vessels and support services to the Offshore Energy industry, benefited in the First Half from both rising oil prices – driven, first, by Omicron-related fears easing in early 2022, and then by the Russian invasion of Ukraine

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– as well as from recent company results that have highlighted meaningfully improved conditions in the Offshore Energy space. Bigger picture and longer-term, industry fundamentals had already been improving significantly well before Russia’s invasion of Ukraine, and company-specific developments at Tidewater have been encouraging. In our view, Tidewater’s reported results over recent quarters have indicated a continued improvement in industry activity and the vessel supply/demand balance in most of the company’s markets, as well as meaningful increases in pricing in select geographies and vessel classes. In fact, Tidewater has reactivated a number of its vessels – which had previously been deactivated as activity sharply declined during the earlier days of the pandemic – due to a continued improvement in market conditions. Tidewater is reaching the highest utilization levels that it has seen since the onset of the pandemic, and management seems increasingly encouraged by levels of tendering activity for projects later in 2022 and beyond.

Prior to Russia’s invasion of Ukraine, oil prices had already risen significantly off of pandemic - sparked lows, driven by an improved global demand picture as vaccines and boosters were increasingly rolled out globally. In addition to a recovery in demand, oil prices have also been supported by the supply side of the market, which had, for years, been constrained by low levels of reserve replacement and reinvestment that only plunged even further at the onset of the pandemic. These forces on both the supply and demand sides drove rising oil prices, which, for Tidewater’s customers (i.e., Offshore Oil & Gas Exploration & Production companies), have resulted in much improved balance sheets and cash flow generation – attributes that, in our opinion, are likely to lead to a resumption in maintenance capital and some growth capital investments.

Most recently, the Russian invasion of Ukraine obviously drove an additional surge in oil and gas prices. But importantly, it also seems to have brought to the forefront strategic challenges that the West must address over the longer term, such as energy security, dependence on Russia for a significant proportion of energy needs (in particular, Europe’s reliance on Russian natural gas), and the resultant need to seek alternative, more diversified sources of supply. To the extent that these concerns lead to efforts to increase oil and gas supply from alternative sources, including Offshore, we believe this could potentially lead to a significant increase in demand for Tidewater’s services.

It is worth noting that the strong performance of Tidewater shares during the First Half (+144% in USD in H1), and indeed since vaccine- related news flow first came out in November 2020, came off of the extremely depressed levels reached in early 2020 at the onset of the pandemic. Investor sentiment towards the sector (particularly its smaller-cap, North American names) had been very pessimistic for quite some time and, as we saw in November 2021 with the emergence of the Omicron variant, returned quickly with negative virus-related headlines. Thus, although recent developments on both the demand and supply side have been encouraging and the oil market has strengthened meaningfully, Tidewater and the Portfolio’s other Energy-related holdings remain, in our opinion, quite cheap. Although the geopolitical situation, recently increased fears about a potential recession, and/or adverse pandemic - related developments such as the recent lockdowns in China could cloud the immediate- term outlook, we believe Tidewater has the strongest balance sheet in the industry to make it through volatile periods, with a large cash pile of over US$ 140 million as of March 2022, modest net debt, and no meaningful debt maturities over the next four years, providing Tidewater with

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the solid financial position that most/all of its peers lack. This, we believe, leaves the company well -positioned to benefit disproportionately if and as conditions continue to normalize, and it also leaves Tidewater well -positioned to continue to lead ongoing consolidation of the OSV industry.

On that latter point, Tidewater recently completed its acquisition of Swire Pacific Offshore – a business deemed non-core by its parent, Hong Kong conglomerate Swire Pacific Limited – at a price that we believe represents a deep discount to the replacement cost of its fleet. We believe that this acquisition meaningfully expands and improves Tidewater’s fleet and offers attractive cost synergies given overlapping geographic operations, while retaining the strongest balance sheet in the industry. Despite Tidewater’s strong performance during the First Half, we believe the stock still trades at an unusually modest valuation relative to the cash flow we believe the business could generate in a recovering and normalizing OSV market, and at a fraction of its fleet’s replacement cost – which is of note particularly in a world in which replacement values for real assets are likely increasing meaningfully given the inflation being experienced.

International Petroleum Corporation (“IPC”), the second -largest positive contributor to Fund performance during the First Half, is a relatively recent addition to the portfolio, as we first purchased shares in the Second Half of 2021. Listed in both Canada and Sweden, IPC is an Oil & Gas Exploration & Production (“E&P”) company with the bulk of its asset base located in Western Canada (with the balance coming from resources in Malaysia and France). Since we discussed the IPC investment case in greater detail in our November 2021 Annual Shareholder Letter, we will not repeat that here. But in short, we believe IPC is a well- financed, well-managed collection of assets that, perhaps because it is under-analyzed in North America (due to its European roots) is meaningfully undervalued by the market, in our view, based on various metrics, be it free cash flow generation, reserves, production, and recent comparable transactions in the area. At the time, we thought that the business could potentially generate significant excess free cash flow at well below prevailing oil prices, allowing management to either reinvest in the business or continue returning capital to shareholders.

Since then, as in the case of Tidewater, IPC stock benefited from rising oil prices driven by the easing of Omicron-related fears early in the year, followed by the Russian invasion of Ukraine. The company has recently accelerated its share repurchases, recently buying back roughly US$100 million worth, or about 5.5% of outstanding shares, which is in line with management’s stated capital allocation framework to materially increase returns to shareholders in a higher oil price environment. Given our belief that IPC shares are meaningfully undervalued, we believe share repurchases (for cancellation) will, over time, increase intrinsic value per share for remaining shareholders such as the Fund. Despite its strong performance during the First Half (+116% in USD in H1), we believe that IPC stock remains meaningfully undervalued at its current stock price, as we estimate that the business could generate a mid-teens percentage free cash flow yield using assumptions for oil prices that are well below today’s prices.

Latin America

The most notable positive contribution by geography to the Fund’s performance during the First Half was generated by the Fund’s Latin American holdings – a group that had previously lagged in 2021 amid various sources of pandemic-related, macroeconomic and political uncertainty that weighed on equity markets and on Latin American currencies. In our November 2021 Annual Shareholder Letter, we discussed in greater detail how, short-term

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adversity notwithstanding, we believed Latin America to be a source of some of our most attractive investment opportunities looking forward. We won’t repeat our case for the region here (though we would encourage anybody interested to revisit that discussion) but in short, we noted that such backdrops of unusually heightened fear sometimes result in babies being thrown out with the bathwater. We believe such moments sometimes temporarily offer longer-term investors attractive opportunities that could potentially prove quite lucrative over the long run. We believe that is currently the case in Latin America, and that this continues to be an exciting time to be deploying capital there (more on that later in the Fund activity section).

During the First Half of 2022, general market sentiment towards Latin America, at least relative to the rest of the world, seemed to improve somewhat – perhaps because the region had already been beaten up quite a bit in 2021, or perhaps because of positive second- order effects of higher commodity prices (in general, Latin America is rich in numerous Natural Resources to varying degrees depending on the country). In any event, even minor improvements in market sentiment towards Latin America seemed to benefit the share prices of our holdings in the region, which, as we have discussed at length in recent letters, are domestically focused companies that we believe have performed quite well as businesses, only to have those results either obscured or overshadowed by a protracted period of poor stock market sentiment and local currency weakness.

All of the Fund’s Latin American holdings contributed positively to Fund performance in the First Half. Of the group, the most meaningful contribution came from Arcos Dorados Holdings, the third -most significant positive contributor in H1 (behind only Tidewater and IPC) . Arcos Dorados is the largest McDonald’s franchisee in the world and the exclusive McDonald’s franchisee throughout much of Latin America and the Caribbean, whose shares were up nearly 60% in USD terms during the period. The positive start to 2022 was welcome news after challenging macroeconomic and political circumstances in Latin America, most notably in Brazil (the company’s largest market) weighed on Brazilian equity market sentiment, the value of the local currency (the BRL), and indeed Arcos Dorados’ stock price in recent years. Yet despite a difficult general backdrop, Arcos Dorados’ actual business performance has been quite impressive, in our view, with very strong business results over the latter half of 2021 and even stronger First Quarter 2022 results that have driven positive share price performance during the First Half.

Notwithstanding a very challenging environment sparked by the pandemic and the arguably inadequate government response (notably in Brazil), Arcos Dorados’ business returned to being EBITDA-positive on a consolidated basis by July 2020, almost two years ago – in our view, a remarkable achievement given the havoc that COVID-19 lockdowns have wreaked on the restaurant industry worldwide. Since then, the recovery from the pandemic and overall business performance has improved materially and even accelerated, in our view – particularly as indicated by the two most recent quarterly results. Arcos Dorados’ Fourth Quarter 2021 systemwide comparable sales (excluding revenues from newly opened restaurants) were 24.2% higher on a constant currency basis than they were in the Fourth Quarter of 2019 – before the pandemic – with EBITDA in Q4 2021 surpassing the previous quarterly record established back in Q4 2019. Most recently, in the First Quarter of 2022, the company’s systemwide comparable sales grew by 42% year-over-year, driven primarily by higher

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customer volume across all divisions, and the EBITDA generated by the business was a first-quarter record for the company.

Longer-term, we believe Arcos Dorados remains well-positioned to continue its impressive market share growth in Latin America’s highly fragmented (but growing) Quick Serve Restaurant (“QSR”) industry. Indeed, these market share gains seemed to accelerate during the pandemic, driven by the company’s unmatched free-standing restaurant footprint (a key competitive advantage in servicing Drive- Through and Delivery orders), as well as its scale, financial position, brand, and formal food safety protocols – a key pandemic- era differentiator in a Latin American QSR market that is heavily informal, populated by street stalls and mom and pop competitors. These significant advantages notwithstanding, Arcos Dorados shares continue to trade at a wide discount to regional and global peers, despite what we believe to be superior long-term growth opportunities.

We continue to find what we believe are compelling long-term investment opportunities in Latin America – a topic that we will return to in our discussion of the Fund’s recent activity.

Notable Detractors: India

As noted earlier, the positive contributions to Fund performance in the First Half were driven by appreciation in a majority of holdings. Among the minority of Fund holdings that declined during the period, there was not much in the way of common themes; for example, there were no material detractors to performance by sector. As for geography, the Fund’s most notable laggards during the First Half were our holdings in India, primarily Financial Services Companies IDFC First Bank Ltd. and Edelweiss Financial Services Ltd . We believe the shares of both companies were negatively impacted primarily by non- company specific, macroeconomic issues during the period – namely, heightened fears of higher interest rates and tightening monetary conditions in India in an effort to tackle inflation in the country – a situation that has been exacerbated by Russia’s invasion of Ukraine (India is a net importer of oil).

But importantly, near-term macroeconomic adversity notwithstanding, company- specific developments at both IDFC First Bank and Edelweiss Financial Services have been quite encouraging, in our view, since we built our positions in the Fund in the First Half of 2020. From a longer-term perspective, India is the world’s fifth-largest economy and has the second-largest population on Earth, which also happens to be amongst the youngest demographically, with more than 50% of the population under the age of 25. Albeit with fits and starts, India has experienced some impressive economic growth over the long-term and we believe there is little reason to think that this will not resume, albeit with some challenging periods along the way. As we previously noted when we initiated these positions in the Fund, the valuations of stocks in India generally reflect these positive factors and, as value investors, the opportunities for us to invest in the country at prices that we find attractive tend to come about only during times of uncertainty. We believe that the current situation is one such time, and that the positive fundamental-level developments at each of our holdings bode well for the long-term investment opportunity (as we believe they do in the case of Latin America).

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Notable Investment Activity in the Fund

During the Fund’s First Half of 2022, we strove to take advantage of short-term volatility and attractive pricing to add to numerous existing positions in the Fund at what we believed to be opportune times, in addition to initiating three new positions in the portfolio: Bancolombia S.A., Conduit Holdings Ltd. and Itaú CorpBanca.

Bancolombia S.A.

In January 2022, we initiated a new position in the Common shares of Bancolombia S.A., a Colombian bank which is 46% owned by Holding Company Grupo de Inversiones Suramericana S.A. (“GrupoSura”), a holding we had added to the Fund in the Second Half of 2021 and which we discussed in our November 2021 Annual Shareholder Letter. We had followed GrupoSura and its constituent investments, including Bancolombia, for many years. However, until recently, we never had the opportunity to invest at an attractive price, given the ample valuations that these companies typically traded at, reflecting their dominant respective business positions. That changed in 2021, as a number of factors – perhaps most notably, the impact that the pandemic has had on the Colombian economy, equity market, and local currency – led to both GrupoSura and a number of its holdings, particularly Bancolombia, trading at unusually depressed valuations.

Bancolombia is Colombia’s largest bank, with operations also in proximate countries, including Panama and various Central American nations. The company includes a leading bank in the traditional sense, with a large banking footprint and operations including retail and commercial lending, as well as other financial services, including asset management, insurance, and capital markets businesses. In addition, Bancolombia owns two digital banking subsidiaries that collectively possess a footprint of over 17 million digital users3 ; for some perspective, Colombia’s total population is roughly 52 million4. In our view, Bancolombia shares currently trade at a deep discount to historic transactions in the Colombian banking industry, despite the bank’s leading footprint and market share, which we believe should command a premium valuation. This is to say nothing of the digital banking subsidiaries, which we believe potentially hold considerable additional value over and above that of the traditional bank if they were, for example, separated out into a standalone, listed stock. On that point, Bancolombia’s Board of Directors recently authorized the establishment of one of these subsidiaries (Nequi) as a separate legal entity, possibly as the precursor to a spin-off (this is merely conjecture on our part).

Because of GrupoSura’s large ownership stake in Bancolombia, a potential change in control and/or the arrival of an activist shareholder had historically seemed highly unlikely, even at a valuation as deeply discounted as the one we believe we are seeing today. However, we believe this changed with the tender offer made by the Gilinski Group for shares of GrupoSura (more on that later) and two of its other holdings – Nutresa and most recently Grupo Argos, the cement and infrastructure group for which Gilinski announced a tender offer in May 2022. Given that Gilinski already owns a bank in Colombia (GNB Sudameris), we believe that it is possible that the ultimate purpose of Gilinski’s tender offer for GrupoSura might be to obtain control of Bancolombia. If an “activist” shareholder (i.e., Gilinski) is ultimately successful in taking control

[3]	Source: Bancolombia Investor Presentation.

[4]	Source: https://worldpopulationreview.com/countries/colombia-population

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of GrupoSura, we believe it is possible that Bancolombia could, at some point, either be put in play and/or have some of its latent value unlocked – for example, by a separation of the digital bank. Of course, this is total conjecture. Putting that possibility aside, the main thrust of our investment thesis is that we believe that we currently have the opportunity to invest in a high-quality, attractive collection of leading banking businesses at an unusually discounted valuation by historic standards and in an absolute sense, largely reflecting the depressant (but, in our opinion, waning) impact of the pandemic and the current bout of risk aversion being experienced worldwide.

Conduit Holdings Ltd.

During the First Half, the Fund also bought shares in Conduit Holdings Ltd. (“Conduit”), which is the London-listed parent of a Bermuda-domiciled reinsurance entity (Conduit Re) that came public in late-2020. Conduit’s initial fundraising followed several years of depressed industry earnings stemming from a succession of losses due to large insured events (e.g., Hurricanes Irma, Harvey and Maria in 2017; and COVID- 19 related losses in 2020). This, in our opinion, has set the stage for an improved reinsurance pricing environment in which Conduit would be able to profitably underwrite reinsurance, taking advantage of a balance sheet unencumbered by legacy catastrophe losses, pandemic claims and social inflation affecting its reserves.

As a young company, Conduit operates with new systems and leaner processes, which we believe should allow for more efficient operating expense at a smaller scale. The youth of Conduit notwithstanding, it is led, in our view, by two experienced reinsurance executives with credible track records in managing reinsurance startups and building them into successful operations. That said, the short- term noise in Conduit’s reported earnings as the entity builds its book of business on the way to a “steady state” (potentially in 2023-2024) presented us with what we believe is an attractive opportunity to buy shares at a discount to stated book value.

Itaú CorpBanca

During the First Half, the Fund also bought shares in Santiago, Chile-listed Itaú CorpBanca (“ITCB”). ITCB’s principal market is Chile, where it is one of the country’s four largest banks. It also operates in Colombia where it is among the top 10 banks. The company’s operating performance has struggled in recent years due to a series of negative events, starting first with the 2019 civil unrest in Chile, followed by a period of pandemic-induced economic stress starting in 2020. The relatively elevated credit -related costs were exacerbated by loose risk controls, ultimately resulting in a significant loss in 2020 that prompted a sizable rights issue in late 2021 for the bank to bolster its capital position. We believe this fundraising, along with internally generated capital, will allow the bank to withstand periods of adversity that will no doubt be encountered during our ownership of ITCB shares.

From our perspective, not only did this rights issue solidify ITCB’s capital position, but it also allowed Itaú Unibanco Holding S.A. – the largest Brazilian bank, and a particularly well -run one, in our view – to consolidate its majority ownership in ITCB. We believe this will allow ITCB to adopt best operating practices from its Brazilian parent, while importing the digital banking knowhow from the more developed Brazilian market.

An important by -product of ITCB’s fundraising was to simultaneously dilute the other major shareholder (ultimately eliminated through its own bankruptcy process unrelated to ITCB), who was unable to subscribe to its rights entitlement because of its own financial constraints. In

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our view, this removed a significant potential governance overhang presented by the demands of this shareholder’s other financial interests.

In the wake of this capital raising, which was sizable in relation to ITCB’s pre- existing market capitalization, we were able to purchase shares at a price that we believe was cheap in both absolute and relative terms in relation to its tangible book value and recent earnings.

Notable Selling Activity

The most noteworthy selling activity that took place in the Fund during the First Half involved the eventual elimination of two holdings – Grupo de Inversiones Suramericana (GrupoSura) and Shinsei Bank – each of which was precipitated by tender offers made at substantial premiums to their respective share prices. In the case of Colombian Holding Company GrupoSura, the Gilinski Group made a first tender offer at a roughly 27% premium to GrupoSura’s prior closing price, followed by a second tender offer at a roughly 23% premium to the first tender offer price. In the case of Shinsei Bank, a public tender offer for the Japanese bank’s shares was made by SBI Holdings, Japan’s largest online brokerage, at a nearly 40% premium to Shinsei Bank’s previous closing price. GrupoSura and Shinsei Bank are two recent examples of event-related value realization in the Fund, a topic that we discussed in detail in our November 2021 Annual Shareholder Letter.

Inflation and the Evolution of the Fund: A Historical Perspective

A year ago, as part of our May 2021 Semi-Annual Shareholder Letter, we included a discussion entitled “Fund Positioning in a Potentially Inflationary World .” At the time, our motivation for tackling this topic was that inflation had just begun to enter the public consciousness after decades of relative dormancy (at least in the U.S.) and, as a result, we had been receiving numerous questions on the subject and on how the Fund might fare in a more inflationary environment. Although we will draw from some of those ideas below, we would encourage anybody interested to revisit the fully detailed discussion. But in summary, we expressed our belief that the Fund was well-positioned in the event that the increases in inflation that had just begun to crop up became a longer-lasting, more significant issue—both in an absolute sense, given meaningful pockets of the portfolio which stood to benefit from inflation, as well as relative to broader benchmark indices that did not appear to us to be as well- suited for meaningful inflation at the time (nor do they at present).

Over the twelve months that followed, that thesis has borne out to some degree, with the Fund generating positive absolute performance and outperforming the MSCI ACWI, which declined during the period. The Fund’s recent performance, along with the fact that high inflation has persisted and even accelerated since then, seem to have elicited increased curiosity and inquiries as to our thoughts on inflation, interest rates and implications for the Fund. Did we construct the Fund’s portfolio specifically with inflation in mind? Are we making some kind of “call” on inflation, higher interest rates, or various other macroeconomic variables?

The answer to each of those questions is an emphatic, “No.” At Moerus, our approach to stock selection and portfolio construction has always been resolutely bottom -up in nature, with limited recourse to macroeconomic forecasting. We are long-term, bottom- up investors who strive to construct a portfolio of deeply discounted investments that have the wherewithal

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(financial and otherwise) to survive prolonged periods of adversity in order to make it to the potential payoff when conditions normalize. We certainly do not base investment decisions upon overarching macroeconomic forecasts, simply because we are not confident in our ability (or anybody else’s, for that matter) to correctly forecast future economic variables consistently enough. Thus, as we said last year and still say today, when it comes to inflation looking forward, we cannot emphasize enough that, in short, we do not know how much higher (or lower) inflation may get or how long those conditions might persist in the future. We do not make bets on future rates of inflation (or on any other macroeconomic variable) in the selection of the Fund’s investments—not today, not ever.

Macro-Myopic, but Macro-Aware

However, we always strive to be acutely aware of the interplay between macroeconomic factors and the businesses or holdings owned by our investee companies. In other words, we like to characterize ourselves as macro-myopic, but at the same time macro -aware. What do we mean by that? Imagine you are considering traveling to an unfamiliar or even potentially rough neighborhood. Merely predicting whether you might get lost or run into some kind of trouble is probably not of much added value (although it might be morbidly entertaining for the more adventurous among us). However, trying to gather knowledge and gaining an awareness of the area ahead of time, before you decide whether to go there, potentially could be helpful in preparing for potential pitfalls and mitigating the risks, even though that obviously cannot guarantee a positive ultimate outcome.

Along similar lines, although we do not make macro forecasts that drive investment decisions, we focus our efforts on trying to be as “macro- aware” as we can, by striving to mentally stress test any prospective investment (before investing) under various adverse macroeconomic scenarios, be it adverse shifts in interest rates, inflation rates, foreign exchange rates, etc. So, although we absolutely do not forecast whether or not inflation will occur, at what rates it might occur, or for how long it might occur, we are very interested in analyzing how resilient our portfolio would potentially be in the event that meaningful inflation persists.

A Look Back: How (Low) Inflation Helped Shape the Fund

With that in mind, we thought it might be worth sharing our thoughts on the emergence of inflation (or lack thereof) in relation to how the Fund has been (and is currently) positioned – in short, the evolution of the portfolio and the impact of the recent inflationary environment upon various of our holdings. Again, we have no forecasts of rates of inflation in the future, or whether they will be higher or lower, as this is, in our view, an imponderable and lies well outside our circle of competence. Instead, we focus on the impacts that high (or low) inflation might potentially have on our holdings.

Three years ago, before the pandemic, one rarely heard the term “inflation” over the past many years. Now, it is ubiquitous. This has accompanied a transition in mindset from what was effectively a state of denial (remember inflation being “transitory” on the lips of many central bankers?) to the present times, in which virtually everyone seems to be a believer, or a so-called inflationista.

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Perhaps beginning by examining how we got here – the recent history that led to this period of rising inflation – might help provide some valuable historical perspective. And in turn, that history also provides a window into the construction of various parts of the Fund’s portfolio and its recent experience as inflation rose.

The Global Financial Crisis in 2008 -2009 ushered in a period of unusually low interest rates, which after staying low during the 2009- 2015 period, drifted up (albeit modestly) during the 2016-2019 timeframe. This latter period, which roughly coincided with the inception of the Fund (May 31, 2016), was nonetheless a period of relatively quiescent inflation. The recovery from the crisis that erupted in 2008 was painfully slow, especially in Europe. Despite a huge expansion in central bank balance sheets, inflation remained well below the central bank upper limit of 2%. In Europe, inflationary expectations kept threatening to slide into negative territory, arousing fears of Japan-style, long-term deflation and stagnation. The risk was not that prices and wages would surge, but rather that investment would be insufficient to sustain economic growth. Without artificial stimulus from the central bank, in the form of ultra- low interest rates and monetary stimulus, it was believed that the economy would slide into a slump.

After 2013 and before the 2020 COVID -19 shock, central banks talked repeatedly about the “normalization” of monetary policy, trying to remove the stimulus they had created, but every time they did so, they risked upsetting financial markets and tipping the economy into recession. Meanwhile, rather than launching irresponsible spending plans, as they were accused of doing in the standard inflationary 1970s scenario, politicians, at least in Europe, systematically opted for tight fiscal policy. Wage and price pressure was muted at best.

It was during this period (2016 -2019) that the Fund’s portfolio started to take shape, reflecting the nature of the opportunities that we encountered at that time, mirroring both company specific circumstances as well as the economic backdrop.

Financial Services

By way of example, the low interest rates in the Eurozone provided us the opportunities to buy the insurance company, NN Group NV in the Netherlands, and the bank, UniCredit SpA in Italy, both of which, in our view, are exceptionally well-capitalized and significant players in their respective markets – at fractions of their respective tangible book value and at low multiples of earnings. The catch? Both were performing well below their potential, in our opinion, reflecting the depressed interest rate environment in which they were operating.

We encountered a similar opportunity in Standard Chartered plc, which we also believe to be an overcapitalized bank, operating across Asia in addition to the Middle East and Africa. Here too, the persistence of low U.S. dollar interest rates depressed the company’s margins and its valuation. We believed that because of their over-capitalized balance sheets and profitability, each of these three companies were well-positioned to return excess capital to their shareholders via dividends and share repurchases while waiting for more “normal” profitability to be restored.

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Natural Resources

It was this same environment of slow growth, combined with firm-specific, idiosyncratic factors that presented opportunities across a number of primary industries (notably Natural Resources) which led to a protracted period of underinvestment in new capacity (or in expansions of existing capacity) while depletion of reserves continued unabated. This phenomenon was visible in industries as disparate as Uranium, where demand had yet to recover to levels before the Fukushima disaster (relevant to Fund holding Cameco Corp.), or Potash fertilizers where prices (and profitability) had plunged because of irrational price competition between the large Belarusian and Russian producers (relevant to Fund holding Nutrien Ltd.). A similar opportunity presented itself in the case of Oil & Gas-related businesses (producers and service providers) where the industry had yet to recover from the oil price crash in 2014, combined with the paucity in funding for new projects and ever tightening environmental constraints (relevant to Fund holdings Aker ASA, Tidewater Inc., inter alia ). In each of these cases, the absence of replenishment of the underlying resource was, in our view, sowing the seeds of an eventual upturn. Given the broad unpopularity of these industries, shares in exceptionally well capitalized investee companies were available at what we believed to be very attractive valuations.

Latin America

This phenomenon was not limited to industry groups, like Financial Services or Natural Resources; the environment had also depressed valuations in select Emerging Markets (such as Brazil and Colombia, at the time) where resources (e.g. agricultural, energy, etc.) constituted a meaningful part of the countries’ export mix. In our view, the attractive valuations of our investment opportunities in Emerging Markets were further enhanced by the depressed foreign exchange rates at that time that reflected the depressed terms of trade for their exports.

A Sea Change

Then, a sea change took place in the economic environment, in 2020, in the form of the COVID-19 shock, which threatened not inflation, but a gigantic global recession (or worse), when both the European Central Bank (ECB) and the Federal Reserve adopted novel and permissive monetary policies alongside massive government fiscal stimulus programs in many countries globally. This coincided with prodigious amounts of debt issuance, some of it at negative nominal interest rates, and a meaningful loosening of the fiscal purse strings on both sides of the Atlantic and other parts of the world.

The initial trigger to the current bout of inflation, it is commonly agreed, was the dislocation created by the COVID-19 shutdowns. With the various preconditions for an eventual crisis already in place and developing for several years – for example, gradually developing supply - side issues involving various commodities such as Oil & Gas, Uranium, Potash and other agricultural products, among others – the enormous disruptions triggered by the pandemic essentially served as a flaming torch applied to dry kindling, resulting in a massive conflagration. Supply chains were disrupted and demand and supply thrown out of balance. Nevertheless, a number of similarities to the 1970s are undeniable. As was the case then, energy prices are driving the surge in the inflation indices. Also as was the case then, a war is disrupting supply. In 2021, fiscal and monetary policy helped stoke demand, as fiscal and monetary policy did in the early 1970s. In addition, the prices of a number of agricultural

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commodities are rising, mirroring supply disruptions along with the sharp escalation in the input prices of various products (e.g., fertilizers, pesticides, etc.).

These developments have had the predictable impact upon the businesses of the investee companies described earlier. The resource- producing companies and the resource-exporting countries are performing materially better. Years of underinvestment and under -replenishment are beginning to have an effect, with the recent developments in Eastern Europe serving to magnify these shortfalls.

As we speak about this in mid-2022, the Fed has embarked upon a series of rate hikes to contain the inflationary outburst, and the Bank of England and many others, such as The Reserve Bank of Australia, have also started down this path. The ECB is likely to do so soon as well. The magnitudes of rate hikes and timing are varying from country to country. We believe that this will, in turn, benefit the aforementioned financial institutions that were suffering margin compression in the ultra-low interest rate environment that existed earlier.

In Summary

As noted before, the portfolio was not constructed with any overarching macroeconomic assumptions underpinning security selection. It was a creature of opportunistic security selection, with the bare minimum criteria requiring what we believe to be meaningful undervaluation of the security as well as the financial strength to cope with the possibility of a period of potential adversity over the long holding period that we normally envision. Perhaps in hindsight, it might be unsurprising that the securities which were particularly attractively valued and found their way into the portfolio turned out to be inflation hedges, because they were bought during a protracted period of quiescence where the return of inflation seemed inconceivable to investors.

Said another way, the areas of the market that we believe have offered compelling opportunities and thus found their way into the Fund’s portfolio in recent years are, by and large, those that have been out of favor and have seen their stock prices excessively punished in the economic environment that persisted for over a decade until recently. Many of the businesses in our portfolio became cheap, in our view, in part due to low inflation, low interest rates, and low growth rates. Therefore, in our opinion, given the sea change underway over the past year in terms of macroeconomic conditions, it stands to reason that our portfolio of out-of-favor names, which had been punished by the long-prevailing economic backdrop, stands better positioned for a directional change in those conditions. So, looking at things from a high- level, our portfolio, depressed for a long time under what had been the status quo, in our view seems likely to benefit from a macroeconomic “regime change.”

To sum up the above, the Fund’s portfolio is not the result of any macroeconomic call on our part. Rather, our long - term, price-conscious approach—which tends to attract us to the most undervalued, out-of-favor areas at any given time—has led us, in recent years, to neglected corners of the market that have suffered, either directly or indirectly, from a low inflation, low interest rate environment. Put another way, we have spent the past several years buying straw hats that were on sale in the dead of a seemingly unending winter. To the extent that a thaw has taken place, those straw hats, which have long been collecting dust, might prove handier over

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the next decade than they had over the previous one – notwithstanding, of course, the more normal fluctuations in weather that will inevitably occur as seasons come and go.

Fund Outlook Looking Forward

In our view, there are currently numerous sources of uncertainty across global markets, which, in turn, have resulted in meaningful market volatility subsequent to the end of the First Half (in June 2022), and which could potentially continue to result in volatility over the short-term. Some of these uncertainties, and their potential implications, include the following:

- Geopolitical Risks (Russian Invasion of Ukraine): Developments regarding the war in Ukraine remain extremely unpredictable and could potentially fluctuate rapidly, either for the better (e.g., if diplomatic efforts succeed at securing a cease-fire or negotiated settlement) or for the worse (e.g., if this war sparks an even larger, more global conflict). While future developments are impossible to predict, Russia’s invasion of Ukraine, and the West’s sanctions on Russia in response, have had and continue to have numerous potential implications, including reduced availability and/or increased cost of certain Natural Resources (e.g., oil, natural gas, grains, uranium, metals). Sanctions, lack of working capital financing, restrictions on trade, et al., have, in some cases, reduced the supply of key natural resources to global markets, resulting in increased costs for those resources. Conversely, if peace were to unexpectedly break out in Eastern Europe, some of the aforementioned effects could reverse.

- Exacerbated Inflationary Pressures and Supply Chain Issues: The crisis in Ukraine and its impacts on the availability/cost of various commodities (see above) has, in turn, exacerbated inflation and supply chain bottlenecks that had already been an issue prior to the war. It is unclear whether any incremental inflation caused by the current conflict will prove to be a temporary shift (e.g., a jump in oil prices that moderates thereafter), or whether higher resource prices and/or reduced resource availability will ripple through the value chain (e.g., by translating into higher labor costs) and have spillover effects that could result in a protracted period of inflation. The situation is unpredictable.

- Inflation is Beginning to Result in Higher Interest Rates: Central banks have begun to respond to higher rates of inflation by increasing interest rates and tightening monetary conditions in attempts to contain it. Thus far, the response to rising inflation has varied by geography. The Federal Reserve in the U.S. announced its first interest rate increase since 2018 and recently hiked rates another 75 basis points (0.75%), and the Fed is beginning to reduce the size of its balance sheet. Central Banks in Latin America have, in general, been more aggressive in increasing interest rates, with Brazil being a notable example. On the other hand, others, such as the Central Banks of Australia and the Euro Zone, for example, have been less proactive, despite increased inflation and low unemployment. This has begun to change, with the Reserve Bank of Australia now beginning to increase rates and the European Central Bank (ECB) recently confirming its intention to begin to raise rates in July 2022 (albeit only by 25 basis points). However, in Japan, the Central Bank has (to date) resisted calls to increase interest rates despite rising inflation and a rapidly depreciating currency.

- Risk of Recession and/or Stagflation: In the U.S., a combination of persistent inflation, increasing interest rates/monetary tightening by the Fed, higher oil & gas prices (relative to

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recent years), and a relatively strong U.S. dollar (which, all else equal, is generally negative for the price-competitiveness of U.S. exports) has led to heightened fears of an economic slowdown (if not outright recession) or of a stagflationary environment (with little to no economic growth, even as inflation remains higher than normal) .

We continue to believe that in an environment of higher inflation rates and interest rates, all else equal, “longer duration” equities such as high-priced Technology and other Growth stocks might potentially be disproportionately vulnerable to share price declines, given their rich valuations that are dependent on projected, uncertain cash flows further out in the future. These types of stocks had benefited disproportionately from the historically low interest rate environment that we have seen in recent years. On the other hand, we believe tangible asset-centric businesses that trade at inexpensive valuations based on the here and now – including many of the types of businesses that we strive to invest the Fund’s assets in – are apt to hold up better in such an environment, all else equal.

However, it is worth noting that in the short-term, if an economic slowdown/recession indeed were to occur, these tangible asset-centric businesses could potentially also be adversely affected; for example, certain commodity prices might decline in the near-term in such a scenario, potentially negatively impacting Natural Resource -related stocks in the near-term. We have seen some signs of this subsequent to the end of the First Half, as increased fears of a recession have led to some declines in commodity prices and Natural Resource-related equities.

Although a recession might very well result in a decline in commodity demand if economic activity slows meaningfully, we believe such a decline is more apt to be cyclical and therefore more temporary in nature (as it is likely to recover if/when activity normalizes). On the other hand, we do not believe we’ve seen much in the way of meaningful proposed solutions put forth, to date, for some of the longer- term issues on the supply side that have contributed to higher Natural Resource prices, such as relatively reduced capital investment that has led to inadequate levels of reserve replacement for many commodities over the past several years. Put another way, in the short-term, the Fed and other leading central banks might be able to slow down the economy, inflation, and in turn, commodity prices, by tightening monetary conditions enough; however, it is not obviously clear to us how they might collectively solve the longer-term problem of inadequate non-Russian sources of oil, natural gas and other commodities to Europe and the rest of the world through monetary machinations alone (without supportive, complementary governmental and regulatory policy).

This is all mere speculation on our part. All of the above is to say that it is difficult to predict what impacts rising inflation, the ongoing war in Ukraine, the COVID - 19 pandemic, or any other new developments might have on the market and on the Fund in the near -term. Fortunately, attempting to predict the unpredictable is not our focus. Instead, we remain focused on the long run, for which we believe the Fund is well positioned, short-term volatility notwithstanding, given our focus on what we believe to be well- financed, deeply discounted investment opportunities in areas that are better suited in a relative sense for a higher inflation, higher interest rate environment. These areas include Natural Resources (Energy, Agriculture, Uranium, Precious Metals); Latin America, a long -depressed, deeply discounted region whose local currencies may benefit from higher Natural Resource prices; and Financial Services (Banks, Insurance, etc.), which could potentially benefit to varying degrees from higher interest rates.

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This was not by design, per se; rather, it was merely the result of where we have been finding what we believe to be the most attractively priced, bottom-up investment opportunities in recent years. In the context of a broader market that we have long viewed as fully or overvalued, these opportunities, in contrast, have been available at what we believe to be discounted prices because they operate in areas that were not beneficiaries (and, to varying degrees, were “victims,” even) of the unusually low inflation and unusually low interest rate environment we have lived through for years – a long-running regime that could potentially be changing looking forward, arguably to the Fund’s benefit, in our view.

In our opinion, the stocks in the Fund are largely trading at depressed valuations and offer attractive margins of safety, positioning the Fund well to benefit over the long run. For context regarding valuation, it is worth noting that the positive recent performance of many Fund holdings has come off of extremely depressed levels, in our opinion. Our portfolio, which consists of investments in what have been some of the most disliked, discounted areas in markets for years (Value in general, Latin America, Natural Resources, Financials) remains, in our view, unusually undervalued relative to its longer- term fundamentals, with stock price performance still lagging far behind underlying business performance and prospects. For one statistical indicator of the disparity in valuations between the Fund and the broader market, as of May 31, 2022, the Price -to -Book Value ratio (P/B) of the Portfolio was 0.87x, as compared to 2.69x for the benchmark MSCI ACWI5.

With that said, the stock prices of Fund holdings may continue to be volatile in the coming months in both directions, as markets continue to react to news flow on the economy, the Russian invasion and the West’s response, and on pandemic-related developments, likely without much relation to underlying business strength and long -term fundamentals. However, the good news there, in our view, is that we believe such volatility will continue to periodically offer the Fund opportunities to invest at very modest prices in businesses with attractive characteristics, which we believe bodes well for the Fund’s potential over the longer-term. We believe that the current market environment continues to offer some unusually attractive long-term investment opportunities. We continue to remain focused on taking advantage of such opportunities in the Fund, and on uncovering new ones that become available as a result of short -term volatility.

As always, many thanks for your continued support, interest, and curiosity. We look forward to writing you again after the close of the Fund’s Fiscal Year.

Sincerely,

Amit Wadhwaney

Portfolio Manager

[5]	Source: MSCI Fact Sheets – as of May 31, 2022

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© 2022 Moerus Capital Management, LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figures reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Investing in mutual funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moeruscap.com. The prospectus should be read carefully before investing. The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

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Fund Performance - (Unaudited)
May 31, 2022
Moerus Worldwide Value Fund

The Fund’s performance figures* for the periods ended May 31, 2022, compared to its benchmark:

			Average Annual	Average Annual
Fund/Index	Six Months	One Year	Five Year	Since Inception**- May 31, 2022
Moerus Worldwide Value Fund - Class N	16.12%	6.01%	2.61%	5.73%
Moerus Worldwide Value Fund - Institutional Class	16.25%	6.24%	2.87%	5.99%
MSCI AC World Index Net (USD) ***	(9.35)%	(6.78)%	9.00%	10.38%

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The Class N and Institutional Class returns are calculated using the traded NAV on May 31, 2022. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated March 30, 2023, is 1.93% for Class N shares and 1.68% for Institutional Class shares. Moerus Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days written notice to the Adviser. Absent this agreement, the performance would have been lower. For performance information current to the most recent month-end table, please call 1-844-MOERUS1. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 2,933 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2022

Shares		Fair Value
	COMMON STOCKS — 97.8%
	ASSET MANAGEMENT - 10.6%
22,115	Aker ASA	$2,116,003
1,041,021	Dundee Corporation(a)	1,218,002
25,977	EXOR N.V.	1,915,444
		5,249,449
	BANKING - 15.2%
153,816	Bancolombia S.A.	1,853,185
1,974,334	IDFC First Bank Ltd.(a)	922,698
456,537,965	Itau CorpBanca Chile S.A.	1,147,206
327,128	Metro Bank plc(a)	322,367
251,099	Standard Chartered plc	1,992,843
112,265	UniCredit SpA	1,313,393
		7,551,692
	CHEMICALS - 2.0%
10,299	Nutrien Ltd.	1,000,960

	FORESTRY, PAPER & WOOD PRODUCTS - 2.3%
272,184	Canfor Pulp Products, Inc.(a)	1,140,421

	HOUSEHOLD PRODUCTS - 2.4%
13,292	Spectrum Brands Holdings, Inc.	1,166,240

	INSTITUTIONAL FINANCIAL SERVICES - 3.9%
910,050	Edelweiss Financial Services Ltd.	640,892
39,134	Jefferies Financial Group, Inc.	1,292,205
		1,933,097
	INSURANCE - 7.2%
235,231	Conduit Holdings Ltd.	1,007,858
23,270	NN Group N.V.	1,156,632
690,303	Westaim Corporation (The)(a)	1,407,946
		3,572,436
	INTERNET MEDIA & SERVICES - 2.9%
152,392	Despegar.com Corporation(a)	1,450,772

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2022

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	LEISURE FACILITIES & SERVICES - 4.2%
262,825	Arcos Dorados Holdings, Inc., Class A	$2,055,292

	METALS & MINING - 9.2%
39,029	Cameco Corporation	956,171
203,946	Major Drilling Group International, Inc.(a)	1,702,572
258,156	Osisko Mining, Inc.(a)	742,866
26,889	Wheaton Precious Metals Corporation	1,110,785
		4,512,394
	OIL & GAS PRODUCERS - 4.2%
195,185	International Petroleum Corporation/Sweden(a)	2,081,541

	OIL & GAS SERVICES & EQUIPMENT - 9.4%
250,638	Enerflex Ltd.	1,555,404
121,363	Tidewater, Inc.(a)	3,088,689
		4,644,093
	REAL ESTATE INVESTMENT TRUSTS – 5.5%
2,490,863	Cromwell Property Group	1,411,912
3,677,368	Hammerson plc	1,273,906
		2,685,818
	REAL ESTATE OWNERS & DEVELOPERS - 11.4%
619,349	BR Properties S.A.	1,141,441
1,116,918	Emaar Properties PJSC	1,736,348
851,990	Sino Land Company Ltd.	1,207,326
696,901	Straits Trading Company Ltd.	1,566,618
		5,651,733
	RETAIL - CONSUMER STAPLES - 2.6%
297,500	Cia Brasileira de Distribuicao	1,280,579

	SPECIALTY FINANCE - 2.6%
19,171	Bajaj Holdings & Investment Ltd.	1,262,129

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2022

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	TRANSPORTATION & LOGISTICS - 2.2%
14,826	Copa Holdings S.A., Class A(a)	$1,048,198

	TOTAL COMMON STOCKS (Cost $40,648,280)	48,286,844

	SHORT-TERM INVESTMENTS — 2.2%
	MONEY MARKET FUNDS - 2.2%
1,075,801	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 0.57% (Cost $1,075,801)(b)	1,075,801

	TOTAL INVESTMENTS – 100.0% (Cost $41,724,081)	$49,362,645
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%	(24,355)
	NET ASSETS - 100.0%	$49,338,290

LTD	- Limited Company

NV	- Naamioze Vennootschap

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2022.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
Fund Review (Unaudited)
May 31, 2022

TOP HOLDINGS BY ASSET CLASS OR INDUSTRY AS OF MAY 31, 2022	% OF NET ASSETS
Banking	15.2%
Real Estate Owners & Developers	11.4%
Asset Management	10.6%
Oil & Gas Services & Equipment	9.4%
Metals & Mining	9.2%
Insurance	7.2%
Real Estate Investment Trusts	5.5%
Oil & Gas Producers	4.2%
Leisure Facilities & Services	4.2%
Institutional Financial Services	3.9%
Other	17.0%
TOTAL	97.8%
Other Assets Less Liabilities - Net	2.2%
GRAND TOTAL	100.0%

HOLDINGS BY COUNTRY	% OF NET ASSETS
Canada	26.2%
United States	11.3%
United Kingdom	7.3%
Italy	6.5%
India	5.7%
Brazil	4.9%
Norway	4.3%
Uruguay	4.2%
Colombia	3.8%
United Arab Emirates	3.5%
Singapore	3.2%
Argentina	2.9%
Australia	2.9%
Hong Kong	2.4%
Netherlands	2.3%
Chile	2.3%
Panama	2.1%
Bermuda	2.0%
TOTAL	97.8%
Other Assets Less Liabilities - Net	2.2%
GRAND TOTAL	100.0%

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2022

ASSETS
Investment securities:
Securities at Cost	$41,724,081
Securities at Value	$49,362,645
Receivable for securities sold	69,033
Receivable for Fund shares sold	39,185
Dividends and interest receivable	132,686
Prepaid expenses and other assets	27,069
TOTAL ASSETS	49,630,618

LIABILITIES
Payable for Fund shares repurchased	427
Payable for securities purchased	123,285
Investment advisory fees payable	25,877
Payable to related parties	15,052
Distribution (12b-1) fees payable	202
Deferred capital gains tax payable	116,786
Accrued expenses and other liabilities	10,699
TOTAL LIABILITIES	292,328
NET ASSETS	$49,338,290

Net Assets Consist of:
Paid in capital	$50,386,469
Accumulated losses	(1,048,179)
NET ASSETS	$49,338,290

Net Asset Value Per Share:
Class N Shares:
Net Assets	$996,100
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	78,510
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$12.69	(a)

Institutional Class Shares:
Net Assets	$48,342,190
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,803,458
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$12.71	(a)

(a)	The NAV for Class N and the Institutional Class shown above differs from the traded NAV on May 31, 2022 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2022

INVESTMENT INCOME
Dividends (net of $49,687 foreign withholding taxes)	$436,618
Non-cash dividend	127,540
Interest	1,314
TOTAL INVESTMENT INCOME	565,472

EXPENSES
Investment advisory fees	213,375
Administrative services fees	41,900
Transfer agent fees	18,720
Registration fees	18,200
Custodian fees	25,329
Accounting services fees	12,520
Compliance officer fees	9,100
Audit and tax fees	10,118
Legal fees	4,320
Trustees’ fees and expenses	3,026
Shareholder reporting expenses	4,550
Distribution (12b-1) fees:
Class N	1,154
Insurance expense	910
Other expenses	1,870
TOTAL EXPENSES	365,092
Fees waived by Adviser	(49,104)
NET EXPENSES	315,988

NET INVESTMENT INCOME	249,484

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency translations	1,529,401
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations (net of increase in deferred capital gains tax of $45,236)	4,680,807

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,210,208

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,459,692

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	May 31, 2022	November 30, 2021
	(Unaudited)
FROM OPERATIONS:
Net investment income	$249,484	$52,726
Net realized gain from investments	1,529,401	757,877
Net change in unrealized appreciation (depreciation) on investments	4,680,807	5,218,319
Net increase in net assets resulting from operations	6,459,692	6,028,922

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class N	(41,523)	(4,900)
Institutional Class	(2,072,591)	(253,038)
Decrease in net assets from distributions to shareholders	(2,114,114)	(257,938)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold:
Class N	129,815	208,025
Institutional Class	5,749,691	6,226,755
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	41,409	4,889
Institutional Class	2,068,898	252,744
Payments for shares redeemed:
Class N	(101,343)	(437,461)
Institutional Class	(2,175,999)	(6,976,838)
Net increase (decrease) in net assets from shares of beneficial interest	5,712,471	(721,886)

TOTAL INCREASE IN NET ASSETS	10,058,049	5,049,098

NET ASSETS:
Beginning of Period	39,280,241	34,231,143
End of Period	$49,338,290	$39,280,241

SHARE ACTIVITY
Class N:
Shares Sold	10,362	17,903
Shares Reinvested	3,710	472
Shares Redeemed	(8,199)	(37,345)
Net increase (decrease) in shares of beneficial interest outstanding	5,873	(18,970)
Institutional Class:
Shares Sold	467,538	536,099
Shares Reinvested	185,219	24,373
Shares Redeemed	(181,788)	(617,024)
Net increase (decrease) in shares of beneficial interest outstanding	470,969	(56,552)

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class N

	For the		For the	For the	For the	For the		For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	May 31,		November 30,	November 30,	November 30,	November 30,		November 30,
	2022		2021	2020	2019	2018		2017
	(Unaudited)
Net asset value, beginning of period	$11.49		$9.81	$11.22	$11.01	$12.86		$10.60
Activity from investment operations:
Net investment income (loss) (1)	0.05		(0.01)	0.05	0.08	0.09		0.02
Net realized and unrealized gain (loss) on investments	1.74		1.74	(1.33)	0.29	(1.85)		2.29
Total from investment operations	1.79		1.73	(1.28)	0.37	(1.76)		2.31
Paid-in-capital from redemption fees	—		—	—	0.00 (2)	0.00	(2)	0.00 (2)
Less distributions from:
Net investment income	(0.59)		(0.05)	(0.13)	(0.16)	(0.03)		(0.05)
Net realized gain	—		—	—	—	(0.06)		—
Total distributions	(0.59)		(0.05)	(0.13)	(0.16)	(0.09)		(0.05)
Net asset value, end of period	$12.69		$11.49	$9.81	$11.22	$11.01		$12.86
Total return (3)	15.85	% (6)	17.72%	(11.59)%	3.49%	(13.79	)% (4)	21.82%
Net assets, end of period (000s)	$996		$835	$898	$1,007	$1,032		$974
Ratio of gross expenses to average net assets (5)	1.87	% (7)	1.92%	2.20%	1.92%	1.87%		2.53%
Ratio of net expenses to average net assets	1.65	% (7)	1.65%	1.65%	1.65%	1.65%		1.65%
Ratio of net investment income (loss) to average net assets	0.84	% (7)	(0.10)%	0.52%	0.69%	0.73%		0.17%
Portfolio Turnover Rate	18	% (6)	28%	29%	21%	14%		8%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on net asset value.

(4)	As a result of a trade error, the Fund’s Class N experienced a loss totaling $21 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Not annualized.

(7)	Annualized.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Institutional Class

	For the		For the	For the	For the	For the		For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	May 31,		November 30,	November 30,	November 30,	November 30,		November 30,
	2022		2021	2020	2019	2018		2017
	(Unaudited)
Net asset value, beginning of period	$11.54		$9.84	$11.25	$11.05	$12.90		$10.61
Activity from investment operations:
Net investment income (1)	0.07		0.02	0.07	0.11	0.12		0.06
Net realized and unrealized gain (loss) on investments	1.72		1.75	(1.33)	0.28	(1.86)		2.28
Total from investment operations	1.79		1.77	(1.26)	0.39	(1.74)		2.34
Paid-in-capital from redemption fees	—		—	—	0.00 (2)	0.00	(2)	0.00 (2)
Less distributions from:
Net investment income	(0.62)		(0.07)	(0.15)	(0.19)	(0.05)		(0.05)
Net realized gain	—		—	—	—	(0.06)		—
Total distributions	(0.62)		(0.07)	(0.15)	(0.19)	(0.11)		(0.05)
Net asset value, end of period	$12.71		$11.54	$9.84	$11.25	$11.05		$12.90
Total return (3)	15.97	% (6)	18.12%	(11.35)%	3.68%	(13.55	)% (4)	22.16%
Net assets, end of period (000s)	$48,342		$38,446	$33,333	$45,191	$52,443		$45,842
Ratio of gross expenses to average net assets (5)	1.62	% (7)	1.67%	1.95%	1.67%	1.62%		2.03%
Ratio of net expenses to average net assets	1.40	% (7)	1.40%	1.40%	1.40%	1.40%		1.40%
Ratio of net investment income (loss) to average net assets	1.11	% (7)	0.14%	0.75%	0.95%	1.00%		0.47%
Portfolio Turnover Rate	18	% (6)	28%	29%	21%	14%		8%

*	The Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on net asset value.

(4)	As a result of a trade error, the Fund’s Institutional Class experienced a loss totaling $900 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Not annualized.

(7)	Annualized.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2022

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares, which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update 2013-08. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value. Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value per share (“NAV”) is determined may use alternative market prices provided by a pricing service.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2022

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund values its investments utilizing various methods to measure their fair value on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2022 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$48,286,844	$—	$—	$48,286,844
Money Market Funds	1,075,801	—	—	1,075,801
Total	$49,362,645	$—	$—	$49,362,645

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Schedule of Investments for industry classifications.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate–related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders,

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2022

restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on companies and markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. As of November 30, 2021, the Fund recorded a deferred liability for potential future Indian capital gains taxes of $116,786.

Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2019 to November 30, 2021 or expected to be taken in the Fund’s November 30, 2022 tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended November 30, 2021, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2022

3.	INVESTMENT TRANSACTIONS

For the six months ended May 31, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $12,171,058 and $7,602,669, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser (“Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the six months ended May 31, 2022, the Fund incurred $213,375 in investment advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)), will not exceed 1.65% and 1.40% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. During the six months ended May 31, 2022, the Adviser waived fees in the amount of $49,104 pursuant to its contractual agreement.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2021 will expire on November 30 of the following years:

	November 30, 2022	November 30, 2023	November 30, 2024
Moerus Worldwide Value Fund	$131,050	$184,054	$106,312

Foreside Fund Services, LLC is the distributor for the shares of the Fund (the “Distributor”). Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class N shares. For the six months ended May 31, 2022, the Fund incurred $1,154 in distribution and shareholder servicing fees.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2022

administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of May 31, 2022, Charles Schwab & Co., Inc., on behalf of its clients, held approximately 67.9% of the voting securities of the Fund, and therefore, may be deemed to control the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At May 31, 2022, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation *	Appreciation
Moerus Worldwide Value Fund	$43,439,110	$10,154,964	$(4,231,429)	$5,923,535

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2021 and November 30, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2021	November 30, 2020
Ordinary Income	$308,617	$668,105

As of November 30, 2021, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,749,137	$—	$(2,381)	$(8,265,418)	$—	$1,124,905	$(5,393,757)

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income, and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $2,663.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2022

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $ 2,381.

At November 30, 2021, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, utilized capital loss carryforwards and had capital loss carryforwards subject to expiration as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$754,830	$7,510,588	$8,265,418	$344,525

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

9.	TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for the years ended November 30, 2021 and November 30, 2020:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2021	November 30, 2020
Foreign Taxes Paid	$50,679	$42,934
Foreign Source Income	465,861	650,523
	$516,540	$693,457

MOERUS WORLDWIDE VALUE FUND
EXPENSE EXAMPLE (Unaudited)
May 31, 2022

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	12/1/21	5/31/22	Ratio	12/1/21–5/31/22
Actual*
Class N	$1,000.00	$1,161.20	1.65%	$8.89
Institutional Class	$1,000.00	$1,162.50	1.40%	$7.55
Hypothetical*
(5% return before expenses)
Class N	$1,000.00	$1,016.70	1.65%	$8.30
Institutional Class	$1,000.00	$1,017.95	1.40%	$7.04

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182), divided by the number of days in the fiscal year (365).

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2022

Renewal of the Investment Advisory Agreement with Moerus Capital Management, LLC

In connection with the meeting of the Board of Trustees (the “Trustees”) of Northern Lights Fund Trust IV (the “Trust”) held on April 25, 2022 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Moerus Advisory Agreement”) between Moerus Capital Management, LLC (“Moerus Capital”) and the Trust, with respect to Moerus Worldwide Value Fund (“WWV”). In considering the renewal of the Moerus Advisory Agreement the Trustees received materials specifically relating to the Moerus Advisory Agreement.

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the Moerus Advisory Agreement. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Moerus Advisory Agreement on behalf of the WWV and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Moerus Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by Moerus related to the proposed renewal of the Moerus Advisory Agreement with respect to WWV, including, a description of the manner in which investment decisions are made and executed, and a review of the professional personnel that monitor and execute the investment process. The Trustees examined Moreus’ investment process, noting that it researched and analyzed investment opportunities over the long term, while attempting to mitigate concentration, liquidity, and currency risks. The Trustees acknowledged the extent of the research capabilities, the quality of Moerus’ compliance infrastructure and the experience of its investment advisory personnel. The Trustees noted that Moerus was an experienced investment adviser with seasoned senior management. The Trustees discussed Moreus’ broker-dealer selection, noting that it performed, among other things, a qualitative evaluation of the broker’s operational services, financial condition, research provided, execution capability, and competitive commission structure. The Trustees concluded that Moerus Capital had provided quality services to WWV.

Performance. The Trustees evaluated the performance of WWV and considered its objective and strategy of long-term capital appreciation. They observed that WWV’s return for the one-year period of 21.97%, ranked in the top quartile, outperforming WWV’s benchmark, Broadridge selected peer group median and Morningstar Category median. The Trustees acknowledged WWV’s strong one-year performance compared to its primarily fourth quartile ranking over the one-year, three-year, and since inception periods ended January 31, 2022. The Trustees concluded that Moerus was managing the portfolio according to WWV’s stated objective and strategy as disclosed in the prospectus. After further discussion, the Trustees concluded that overall, WWV’s performance was satisfactory.

Fees and Expenses. The Trustees observed that WWV’s advisory fee and net expense ratios were above its Morningstar category average and median and its Broadridge recommended peer group average

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2022

and median for the period ended January 31, 2022. The Trustees noted that, while the advisory fee was on the high end, it was within the range of its peers and the category. After discussion of the information provided, and considering the quality of services provided, the Trustees concluded that WWV’s advisory fee was not unreasonable.

Economies of Scale. The Trustees discussed the size of WWV and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. They noted that Moerus Capital indicated its willingness to discuss breakpoints with the Trustees as WWV’s asset size grows.

Profitability. The Trustees reviewed Moerus Capital’s profitability analysis as of January 31, 2022, in connection with its management of WWV and acknowledged that Moerus Capital was managing WWV at a loss. The Trustees concluded, therefore, that Moerus Capital’s profitability was not an issue at this time.

Conclusion. Having requested and received such information from Moerus Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the Moerus Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that the renewal of the Moerus Advisory Agreement was in the best interests of WWV and its shareholders.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

ADVISER
Moerus Capital Management, LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

MWVF-SAR22

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/5/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/5/22

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/5/22